Global Science. One Purpose. 48-week Phase 3 Clinical Trial Data from China for Telitacicept in Primary Sjögren’s Disease October 28, 2025

Forward Looking Statement This presentation (the “Presentation”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about Vor Biopharma Inc. (“Vor,” “Vor Bio” or the “Company”). The words “aim,” “anticipate,” “believe,” “can,” “could,” “design,” “enable” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “project,” “should,” “target,” “towards,” “will,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements in this presentation include those regarding Vor Bio's plans for development and commercialization of telitacicept; the potential therapeutic benefits of telitacicept in various indications including generalized myasthenia gravis (gMG) and primary Sjögren's disease; the potential of telitacicept to be a best-in-disease and a disease modification in gMG and Sjogren’s; the potential benefits of the dual BAFF/APRIL mechanism; the expected safety profile of telitacicept; the market opportunities for telitacicept; the addressable patient populations in the indications Vor Bio intends to treat; and other statements that are not historical fact. Vor Bio may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various factors, including: uncertainties inherent in the initiation, completion of, and availability and timing of results from, preclinical studies and clinical trials; whether preclinical data or interim results from a clinical trial will be predictive of the final results of the trial or the results of future trials; the uncertainty of regulatory approvals to conduct trials or to market products; Vor Bio's reliance on third parties over which it may not always have full control; and the availability of funding sufficient for Vor Bio's foreseeable and unforeseeable operating expenses and capital expenditure requirements. These and other risks are described in greater detail under the caption “Risk Factors” included in Vor Bio's most recent annual or quarterly report and in other reports it has filed or may file with the Securities and Exchange Commission. Any forward-looking statements contained in this Presentation speak only as of the date of this Presentation, and Vor Bio expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise, except as may be required by law.   Certain information contained in this Presentation relates to or is based on studies, publications, surveys and other data obtained from third party sources and Vor Bio's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this Presentation, the Company has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third party sources. In addition, there can be no guarantee as to the accuracy or reliability of any assumptions or limitations that may be included in such third-party information. While the Company believes its own internal research is reliable, such research has not been verified by any independent source. All brand names or trademarks appearing in this Presentation are the property of their respective owners.

Agenda Opening Remarks & Data Highlights Jean-Paul Kress, M.D., Chairman & Chief Executive Officer Sjögren’s Disease – A Major Unmet Need Ronald van Vollenhoven, M.D., Ph.D., Professor of Rheumatology at Amsterdam University Medical Center 1. 2. Primary Sjögren’s Disease China Phase 3 Results Qing Zuraw, M.D., M.P.H., M.B.A., Chief Development Officer 3. Competitive Landscape & Commercial Opportunity Dallan Murray, Chief Commercial Officer 4. Closing Remarks 5. Jean-Paul Kress, M.D., Chairman & Chief Executive Officer

AANEM | Redefining Durability in gMG with Telitacicept gMG, generalized myasthenia gravis; *MGFA Scientific Session/AANEM 2025 Abstract; †Not placebo adjusted 48-week OLE results oral presentation on October 29, 2025 at 10:50AM PT MG-ADL Change From Baseline† -5.74 Week 24 -7.5 Week 48* -8.66 Week 24 -9.8 Week 48* QMG Change From Baseline† Deep, sustained duration of response over time underscores BAFF/APRIL inhibition Significant MG-ADL and QMG score reduction experienced by placebo crossover patients Consistent safety and tolerability over one year of therapy Opportunity to become the first disease modifying therapy in gMG

# ACR | Potential to Redefine Treatment in pSD

*Telitacicept showed statistically significant and clinically meaningful improvement in pSD*

**A True Signal, No Noise**

- No DMARDs, no steroids

**Clinically Meaningful, Statistically Clear**

- Robust, dose-dependent improvements across physician- and patient-assessed outcomes

**Depth and Durability Across Domains**

- Improvement of systemic activity, symptoms, and function

**Consistent Safety Profile**

- No new safety signals. No opportunistic infection reported.



Change in ESSDAI score from baseline at Week 24
Telitacicept 160mg
Telitacicept 80mg
Placebo Group
-4.4
P <0.0001
-3.0
P <0.0001
-0.6



Change in ESSPRI score from baseline at Week 24
Telitacicept 160mg
Telitacicept 80mg
Placebo Group
-1.9
P <0.0001
-1.3
P <0.0001
-0.4

PSD, primary Sjogren's disease; The analysis of change from baseline in ESSDAI and ESSPRI score over Weeks 0-24 was based on the estimate population (EP). The MMRM method was used and missing data were not imputed. The analysis of change from baseline in ESSDAI and ESSPRI score over Weeks 0-48 was based on the estimate population (EP). The post-switching data for the two telitacicept groups and the placebo group were handled with the LOCF method, i.e. imputing all the post-switching values with the most recent pre-switching results.

5

# Early, Broad Symptom Improvements Observed with Telitacicept

*Nearly 90% of patients report improvement as physicians confirm disease control in 3 out of 4 patients*

**PROPORTION OF PARTICIPANTS WITH ≥3-POINT REDUCTION FROM BASELINE IN ESSDAI SCORE OVER TIME⁜ ⁑**



160mg
80mg
Placebo
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
4 8 12 16 20 24 28 32 36 40 44 48
Week
73.0%
49.1%
16.5%

**PROPORTION OF PARTICIPANTS WITH ≥1-POINT OR ≥15% REDUCTION FROM BASELINE IN ESSPRI SCORE OVER TIME⁜ ⁑**



160mg
80mg
Placebo
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
4 8 12 16 20 24 28 32 36 40 44 48
Week
89.1%
75.4%
33.3%

**(* *P*<0.05, □*P*<0.01, □*P*<0.001, # *P*<0.0001)**

Placebo*: Participants randomized to the placebo group. ⁜The analysis of change from baseline in ESSDAI and ESSPRI score over Weeks 0-24 was based on the estimate population (EP). The MMRM method was used and missing data were not imputed. ⁑The analysis of change from baseline in ESSDAI and ESSPRI score over Weeks 0-48 was based on the estimate population (EP). The post-switching data for the two telitacicept groups and the placebo group were handled with the LOCF method, i.e. imputing all the post-switching values with the most recent pre-switching results.

6

RemeGen-sponsored trial

Potential Disease Modification Through Upstream and Downstream Control BAFF, B-cell activating factor; BLyS, B Lymphocyte Stimulator; APRIL, a proliferation inducing ligand Dual BAFF/APRIL blockade is designed to stop B cell survival and plasma cell antibody production Regulated by APRIL Regulated by BAFF / BLyS Antibodies Telitacicept TACI-Fc fusion protein: dual inhibition of BAFF/APRIL Blocking BAFF inhibits abnormal development and maturation of B cells Telitacicept inhibits immature B cells from developing into mature cells, with the goal of slowing down disease progression Blocking APRIL inhibits abnormal production of antibodies by plasma cells Telitacicept inhibits mature B cells from differentiating into plasma cells, minimizing antibodies abnormally produced by plasma cells and contributing to a reasonable control of disease activities BAFF APRIL doi.org/10.3390/cancers12041045

# Harnessing Native TACI Biology for Optimal Binding

*Preserving receptor integrity enhances binding strength and supports a favorable safety profile*

## Natural Design Advantage

*Mimics full native TACI structure (N-terminus + CRD1/2)*

## Native Structure Enables Optimal Binding

*N-Terminus + CRD1/2 preservation targets more natural ligand engagement with BAFF and APRIL[1,2]*

## Safety Differentiation

*Wild-type mimicry designed for cleaner tolerability vs truncated designs*


WT TACI[3]
Telitacicept[4]
N-Terminus
CRD1
CRD2
Stalk
TM
Intracellular Domain
N-Terminus
CRD1
CRD2
Stalk
FC

8

1. DOI 10.1074/jbc.M411714200; 2. DOI 10.3389/fimmu.2018.02125; 3. WO2002094852A2; 4. Internal Telitaicept IP

# Telitacicept: Redefining What Success Looks Like In Autoimmune Disease

*Clinically meaningful results in every late-stage program with consistent efficacy and safety*

**1**

### 3 Commercial Approvals in China

*2021 - Systemic Lupus Erythematosus (SLE)†*

*2024 - Rheumatoid Arthritis (RA)*

*2025 – Generalized Myasthenia Gravis (gMG)*

**2**

### 2 BLA Submissions in China

*Primary Sjogren's Disease (pSD, Filed 2025)*

*IgA Nephropathy (IgAN, Filed 2025)**

**3**

### Best-In-Disease Leadership

*Unique Dual BAFF/APRIL Inhibition Drives Superior Clinical Benefit in SLE, pSD, gMG in China*

**4**

### 10s of Thousands of Patients Treated in China

*Proven real-world impact at commercial scale*

**5**

### Favorable Safety Profile

*No burdensome vaccination*

*No B-cell depletion-related SAEs*

*Mild to moderate AEs*

**6**

### Consistent Tolerability

*Safety profile confirmed in ~1,800 patients across 6+ indications in China*

*AE rates comparable to placebo*

†Conditional Approval, Full Approval in 2023; *Accelerated Approval in China

9

Primary Sjögren’s Disease China Phase 3 Results Qing Zuraw, M.D., M.P.H., M.B.A., Chief Development Officer

# Phase 3 Trial in Primary Sjögren's Disease Completed in China

*Potential best-in-disease profile in China; randomized, double-blind, placebo-controlled study*

**380***

**Adults With pSD**



Double-Blind Treatment Period
(24 Weeks)
Double-Blind Treatment Period
(24 Weeks)
R
1:1:1
Telitacicept
(80mg QW)
Telitacicept
(160mg QW)
Placebo
R
1:1
Telitacicept
(80mg QW)
Telitacicept
(160mg QW)
Placebo

### Primary Endpoint

- Change from baseline in ESSDAI at 24 weeks

### Secondary Endpoints

- Change from baseline in ESSDAI at 12 weeks
- Changes from baseline in ESSPRI, PGA, PaGA, SF-36 and MFI-20 at 12 and 24 weeks

*Estimated. ESSDAI, EULAR Sjögren's syndrome disease activity index; ESSPRI, EULAR Sjögren's Syndrome Patient Reported Index; MFI, multidimensional fatigue inventory; MFI-20, multidimensional fatigue inventory; PGA, physician's global assessment; PaGA, patient's global assessment; SF-36, 36-item short-form; pSD, primary Sjögren's disease; QW, per week.

RemeGen-sponsored trial

11

# Patient Disposition

*Strong study execution across 79 sites in China*


Screening (n=480)
Randomized (n=381)
Received Treatment in Stage A (n=380)
Placebo* (n=127)
Telitacicept 80mg (n=126)
Telitacicept 160mg (n=127)
Treatment Discontinuation (n=21)
Study Discontinuation (n=8)
Treatment Discontinuation (n=22)
Study Discontinuation (n=8)
Treatment Discontinuation (n=15)
Study Discontinuation (n=10)
Entered Stage B (n=119)
Entered Stage B (n=119)
Entered Stage B (n=118)
Placebo† (n=24)
Teli 80mg (n=47)
Teli 160mg (n=48)
Treatment Discontinuation (n=7)
Study Discontinuation (n=4)
Treatment Discontinuation (n=5)
Study Discontinuation (n=4)
Treatment Discontinuation (n=2)
Study Discontinuation (n=2)
Treatment Completed (n=17)
Study Completed (n=20)
Treatment Completed (n=42)
Study Completed (n=43)
Treatment Completed (n=46)
Study Completed (n=46)
Treatment Completed (n=112)
Study Completed (n=114)
Treatment Completed (n=106)
Study Completed (n=110)

*Participants randomized to the placebo group; †Participants who did not switch treatment throughout the trial; Teli, telitacicept

12

RemeGen-sponsored trial

# Baseline Characteristics

*Well-balanced, representative patient population across treatment arms*

| | Telitacicept 160mg (n=127) | Telitacicept 80mg (n=127) | Placebo (n=127) | Total (n=381) |
|---|---|---|---|---|
| **Age (yr), Mean (SD)** | 45.9 (12.29) | 44.6 (12.06) | 47.3 (12.75) | 46.0 (12.39) |
| **Body Weight (kg), Mean (SD)** | 55.89 (9.04) | 56.88 (8.71) | 56.99 (11.08) | 56.58 (9.65) |
| **BMI (kg/m$^2$), Mean (SD)** | 22.03 (3.16) | 22.31 (3.19) | 22.24 (3.58) | 22.19 (3.31) |
| **Sex, n (%), Female** | 124 (97.6) | 124 (97.6) | 123 (96.9) | 371 (97.4) |
| **pSD Duration (mon), Mean (SD)** | 21.388 (36.32) | 25.831 (46.90) | 19.930 (39.57) | 22.383 (41.14) |
| **ESSDAI Score, Mean (SD)** | 10.0 (3.77) | 9.8 (3.52) | 10.2 (4.17) | 10.0 (3.82) |
| **ESSDAI ≥10 points, n (%)** | 63 (49.6) | 61 (48.0) | 63 (49.6) | 187 (49.1) |
| **ESSPRI Score, Mean (SD)** | 5.07 (1.60) | 4.91 (1.72) | 5.08 (1.76) | 5.02 (1.69) |
| **MFI-20 Total Score, Mean (SD)** | 56.8 (12.08) | 56.8 (12.50) | 58.1 (13.07) | 57.2 (12.54) |
| **Baseline Hydroxychloroquine Use, n (%)** | 87 (68.5) | 97 (76.4) | 99 (78.0) | 283 (74.3) |
| **IgG (g/L), Mean (SD)** | 21.459 (7.43) | 22.429 (7.95) | 22.297 (7.21) | 22.062 (7.53) |
| **IgA (g/L), Mean (SD)** | 3.435 (1.63) | 3.637 (1.86) | 3.154 (1.68) | 3.409 (1.73) |
| **IgM (g/L), Mean (SD)** | 1.458 (0.64) | 1.372 (0.92) | 1.274 (0.70) | 1.368 (0.77) |
| **CD19$^+$ B Cell (cells/μL), Mean (SD)** | 209.412 (129.10) | 183.993 (109.52) | 266.902 (726.52) | 220.102 (430.96) |

SD: standard deviation; BMI: body mass index; Mon, months; ESSDAI, EULAR Sjögren’s syndrome disease activity index; ESSPRI, EULAR Sjögren’s Syndrome Patient Reported Index; MFI-20, multidimensional fatigue inventory; RemeGen-sponsored trial

13

# Deep, Consistent ESSDAI Reduction Through 48 Weeks

*7x greater improvement means fewer active symptoms and broader systemic relief for patients*



CHANGE FROM BASELINE (POINT) IN ESSDAI SCORE OVER WEEKS 0-24⁜
160mg
80mg
Placebo
Change from baseline (point) in ESSdai score
-0.5
-1.5
-2.5
-3.5
-4.5
-5.5
-0.6
-3.0
-4.4
0
4
8
12
16
20
24
Week



CHANGE FROM BASELINE (POINT) IN ESSDAI SCORE OVER WEEKS 0-48⁑
160mg
80mg
Placebo
Change from baseline (point) in ESSdai score
-0.5
-1.5
-2.5
-3.5
-4.5
-5.5
-0.4
-3.2
-4.6
0
4
8
12
16
20
24
28
32
36
40
44
48
Week

**(* *P*<0.05, □*P*<0.01, □*P*<0.001, # *P*<0.0001)**

Placebo*: Participants randomized to the placebo group. ⁜The analysis of change from baseline in ESSDAI score over Weeks 0-24 was based on the estimate population (EP). The MMRM method was used and missing data were not imputed. ⁑ The analysis of change from baseline in ESSDAI score over Weeks 0-48 was based on the estimate population (EP). The post-switching data for the two telitacicept groups and the placebo group were handled with the LOCF method, i.e. imputing all the post-switching values with the most recent pre-switching results.

14

RemeGen-sponsored trial

Deep, Consistent ClinESSDAI Reduction Through 48 Weeks ESSDAI and ClinESSDAI remain nearly identical at week 48 -4.6 vs -4.5 ClinESSDAI excludes biological domain (IgG, complement), representing a more sensitive measure of pure clinical disease activity Sustained improvement in clinical benefit beyond serologic change ClinESSDAI, clinical ESSDAI; Placebo*: Participants randomized to the placebo group. ⁜The analysis of change from baseline in ClinESSDAI score over Weeks 0-24 was based on the estimate population (EP). The MMRM method was used and missing data were not imputed. ⁑The analysis of change from baseline in ClinESSDAI score over Weeks 0-48 was based on the estimate population (EP). The post-switching data for the two telitacicept groups and the placebo group were handled with the LOCF method, i.e. imputing all the post-switching values with the most recent pre-switching results. RemeGen-sponsored trial -3.2 -0.6 Change from baseline (point) in Clinessdai score over weeks 0-48⁜⁑ -4.5

# More Than Half of Patients Achieve Low Disease Activity

*Nearly 5x more patients on 160mg vs placebo achieved this threshold*

## Low Disease Activity (ESSDAI <5) Represents Minimal Systemic Involvement

## 55% vs 12%

Consistent improvement sustained through 48 weeks, indicating durable immune stabilization

**PROPORTION OF PARTICIPANTS WITH ESSDAI SCORE <5 POINTS OVER TIME⁜⁑**



160mg
80mg
Placebo
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
4
8
12
16
20
24
28
32
36
40
44
48
Week
55.0%
32.7%
12.2%

**(* *P*<0.05, □*P*<0.01, □*P*<0.001, # *P*<0.0001)**

Placebo*: Participants randomized to the placebo group. ⁜The analysis of change from baseline in ESSDAI score over Weeks 0-24 was based on the estimate population (EP). The MMRM method was used and missing data were not imputed. ⁑The analysis of change from baseline in ESSDAI score over Weeks 0-48 was based on the estimate population (EP). The post-switching data for the two telitacicept groups and the placebo group were handled with the LOCF method, i.e. imputing all the post-switching values with the most recent pre-switching results.

16

# Sustained Improvement in ESSPRI Through 48 Weeks

*Reduction in patient-reported fatigue, pain, and dryness by ~2.6 points at one year*

**CHANGE FROM BASELINE (POINT) IN ESSPRI SCORE OVER WEEKS 0-24⁜**


160mg
80mg
Placebo
Change from baseline (point) in ESSPRI score
0
-0.5
-1
-1.5
-2
-2.5
-3
-0.36
-1.31
-1.88
*
#
□
#
#
#
#
#
#
#
#
#
0
4
8
12
16
20
24
Week

**CHANGE FROM BASELINE (POINT) IN ESSPRI SCORE OVER WEEKS 0-48⁑**


160mg
80mg
Placebo
Change from baseline (point) in ESSPRI score
0
-0.5
-1
-1.5
-2
-2.5
-3
-0.41
-1.74
-2.56
0
4
8
12
16
20
24
28
32
36
40
44
48
Week

**(* *P*<0.05, □ *P*<0.01, □ *P*<0.001, # *P*<0.0001)**

Placebo*: Participants randomized to the placebo group. ⁜The analysis of change from baseline in ESSPRI score over Weeks 0-24 was based on the estimate population (EP). The MMRM method was used and missing data were not imputed. ⁑ The analysis of change from baseline in ESSPRI score over Weeks 0-48 was based on the estimate population (EP). The post-switching data for the two telitacicept groups and the placebo group were handled with the LOCF method, i.e. imputing all the post-switching values with the most recent pre-switching results.

17

RemeGen-sponsored trial

# Telitacicept Produced Clinically Meaningful Improvement in Fatigue

*12-point improvement over 48 weeks to a critical daily symptom for patients*

**CHANGE FROM BASELINE (POINT) IN MFI-20 TOTAL SCORE OVER WEEKS 0-24⁜**



160mg
80mg
Placebo
Change from baseline (point) in MFI-20 Total Score
Week
0.3
-3.4
-9.6

**CHANGE FROM BASELINE (POINT) IN MFI-20 TOTAL SCORE OVER WEEKS 0-48⁑**



160mg
80mg
Placebo
Change from baseline (point) in MFI-20 Total Score
Week
0.0
-5.1
-12.3

**(* *P*<0.05, *P*<0.01, *P*<0.001, # *P*<0.0001)**

Placebo*: Participants randomized to the placebo group. ⁜The analysis of change from baseline in MFI-20 score over Weeks 0-24 was based on the estimate population (EP). The MMRM method was used and missing data were not imputed. ⁑ The analysis of change from baseline in MFI-20 score over Weeks 0-48 was based on the estimate population (EP). The post-switching data for the two telitacicept groups and the placebo group were handled with the LOCF method, i.e. imputing all the post-switching values with the most recent pre-switching results.

18

RemeGen-sponsored trial

BAFF/APRIL MOA Associated With Improvement Across All ESSPRI Domains MOA, mechanism of action Meaningful improvement across dryness, fatigue, and pain – symptoms that define daily patient life

# STAR: Exploratory Endpoint Demonstrates Multi-Domain Improvement

## *Nearly 3 in 4 patients achieved ≥5 point response*


Systemic disease activity
ClinESSDAI MCII (decrease of ≥3 points)
3 pts
ClinESSDAI
Patient-reported symptoms
3 pts
ESSPRI
STAR responder ≥5 points
Serological
1 pt
RF/IgG
Tear gland
Schirmer/OSS
1 pt
Salivary gland
UWS/SGUS
1 pt

- STAR integrates systemic disease activity (ClinESSDAI), symptoms (ESSPRI), and glandular function (Schirmer's / salivary flow)
- Systemic disease activity and patient-reported symptoms are considered as major items (3 points per item) and the rest as minor items (1 point per item)
- Patients are classified as STAR responders when they reach ≥ 5 of 9 points

### STAR Responders (%) at Week 24


Telitacicept 160mg
74.8%
Telitacicept 80mg
53.2%
Placebo Group
21.3%

Placebo*: Participants randomized to the placebo group. A STAR responder was defined as a participant with a total STAR score of ≥5 points. Participants with missing scores in any domain (except those with a total STAR score of ≥5 points despite missing scores in some domains) were imputed as "non-responders". The responder proportion analysis for Weeks 0-24 was based on estimate population (EP). The stratum-adjusted between-group difference was tested with the CMH method. The responder proportion analysis for Weeks 28-48 was based on the estimate population (EP). The stratum-adjusted between-group difference was tested with the CMH method. The post-switching data for the two telitacicept groups and the placebo group were handled with the LOCF method, i.e. imputing all the post-switching values with the most recent pre-switching results.

20

# Consistent Reduction in IgG, IgA, IgM, and B Cells


IGG
160mg
80mg
Placebo
IgG change from Baseline (%) (FAS, Mean±SE )
10%
0%
-10%
-20%
-30%
0 4 8 12 16 20 24 28 32 36 40 44 48
Week
2.08%
-16.33%
-24.81%


IGA
160mg
80mg
Placebo
IgA change from Baseline (%) (FAS, Mean±SE )
10%
0%
-10%
-20%
-30%
-40%
-50%
0 4 8 12 16 20 24 28 32 36 40 44 48
Week
-0.18%
-32.48%
-45.81%


IGM
160mg
80mg
Placebo
IgM change from Baseline (%) (FAS, Mean±SE )
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
0 4 8 12 16 20 24 28 32 36 40 44 48
Week
-1.64%
-46.46%
-58.07%


B CELL
160mg
80mg
Placebo
B cell change from Baseline (%) (FAS, Mean±SE )
40%
20%
0%
-20%
-40%
-60%
-80%
0 4 8 12 16 20 24 28 32 36 40 44 48
Week
20.8%
-59.62%
-63.71%

(* P<0.05, □P<0.01, □P<0.001, # P<0.0001)

21

RemeGen-sponsored trial

Favorable Safety Profile Consistent with data from clinical trials in SLE, RA, gMG, and IgAN, and post-marketing data TEAE, treatment emergent adverse event; TRAE, treatment related adverse event; TESAE, treatment emergent serious adverse event; TRSAE, treatment related serious adverse event; SLE, systemic lupus erythematosus; RA, rheumatoid arthritis; gMG, generalized myasthenia gravis; IgAN, IgA nephropathy RemeGen-sponsored trial Telitacicept 160mg (N=127) Telitacicept 80 mg (N=126) Placebo Group (N=127) TEAE, n(%) 122 (96.1) 119 (94.4) 112 (88.2) TRAE, n(%) 107 (84.3) 106 (84.1) 74 (58.3) TESAE, n(%) 11 (8.7) 14 (11.1) 10 (7.9) TRSAE, n(%) 2 (1.6) 5 (4.0) 4 (3.1) Severe TEAE, n(%) 3 (2.4) 5 (4.0) 3 (2.4) Severe TRAE, n(%) 0 1 (0.8) 1 (0.8) Death, n(%) 0(0) 0(0) 0(0) Common TEAE (incidence ≥10% in any group) Upper respiratory tract infections, n(%) 80 (63.0) 85 (67.5) 74 (58.3) Urinary tract infection, n(%) 8 (6.3) 15 (11.9) 7 (5.5) Cough, n(%) 11 (8.7) 14 (11.1) 8 (6.3) Hepatic function abnormal, n(%) 7 (5.5) 16 (12.7) 7 (5.5) Injection site reaction, n(%) 53 (41.7) 51 (40.5) 5 (3.9) Pyrexia, n(%) 4 (3.1) 14 (11.1) 4 (3.1)

pSD Commercial Opportunity Dallan Murray, Chief Commercial Officer

Telitacicept: Potential Best-In-Disease Efficacy Globally Statistically significant and clinically meaningful improvement in MG-ADL score PBO-adjusted LSM MG-ADL Change from Baseline Based on historical clinical data; not a head-to-head trial Efgartigimod - ADAPT; Nipocalimab - Vivacity-MG3; Rozanolixizumab – MycarinG; Ravulizumab – CHAMPION-MG; Eculizumab – REGAIN; Zilucoplan – RAISE; Inebilizumab - MINT RemeGen-sponsored trial -7.5 -6.3* -7.5 Mean Change in MG-ADL Score† -6.4 -1.6 * Telitacicept arm continue with the same treatment, Placebo arm switched to Telitacicept during OLE period. The efficacy analysis was based on descriptive statistical analysis of the actual data in the full analysis set (FAS), and missing data were not filled.

# Telitacicept: Potential Best-In-Disease Efficacy Globally

*Statistically significant and clinically meaningful improvement in ESSDAI*



Phase III Datasets
Phase II Datasets
PBO-adjusted LSM ESSDAI Change from Baseline
0
-1
-2
-3
-4
-5
n=127
n=257
n=14
n=23
n=47
n=36
n=14
-3.8
-4.3
Telitacicept
Efgartigimod
Nipocalimab
Ianalumab
Dazodalibep

*Based on historical clinical data; not a head-to-head trial*

Efgartigimod - RHO; Nipocalimab - Bowman 2022, Lancet; Ianalumab - St. Clair 2024, Nature and Grader-Beck 2025 ACR; Dazodalibep - Xu 2024 Rheumatology

ESSDAI, EULAR Sjögren's syndrome disease activity index; mAb, monoclonal antibody

RemeGen-sponsored trial

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# Sjögren's: One of the Most Common Systemic Autoimmune Diseases Globally

*~870,000 diagnosed Sjögren's patients across key markets[1]*

**Favorable Growth Drivers**

- Rising diagnosis rates from better awareness and testing

**Underpenetrated Market**

- No approved disease-modifying systemic therapies
- Patients managed with symptomatic treatments



~450k EU prevalence
~290k US prevalence
~130k Japan prevalence

1. Vor metanalysis and estimates; excludes Chinese market

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# Telitacicept Checks Every Box — Ideal Profile to Transform Sjögren's Disease

| Expert Insights | Imperative | What Telitacicept Has Delivered |
|---|---|---|
| *"I think ESSDAI is brilliant* *"At the minimum of two and preferably a three-point improvement in the ESSDAI index* | **Prove Efficacy on ESSDAI** Show statistically significant ≥3-point reduction in ESSDAI | ☑ Phase III primary ESSDAI endpoint met with >3-point reduction vs placebo. |
| *"I think just safety data is very important – probably most important* | **Must be Safe** Deliver a clean, non-cytotoxic B-cell approach; avoid infection or PML risk | ☑ Favorable safety profile — no PML, minimal infections through BAFF/APRIL modulation to regulate, not eradicate, B cells |
| *"We need longer-term safety and real-world data* | **Long-Term Safety** Provide multi-year tolerability data supporting chronic use | ☑ Proven long term safety with 10s of thousands of commercially treated patients and ~1,800 patients treated in clinical trials |
| *"I can't think of anything better than B cell targets and trying to make them safer* | **Deliver Disease Modification** Show modulation of underlying B-cell biology that stabilizes disease course, not just symptoms | ☑ Dual BAFF/APRIL blockade restores B-cell balance and supports long-term disease modification. |

27 AlphaSense Expert Calls August - September 2025

01 Telitacicept Redefining Success In Autoimmune Disease 02 03 Telitacicept The Most Advanced BAFF/APRIL Inhibitor Globally Validated mechanism of action Proven pipeline-in-a-product Proof of concept in 5+ indications Myasthenia Gravis The Beachhead Indication Significant MG-ADL and QMG score reduction at week 48 Opportunity to become the first disease modifying therapy in gMG Primary Sjögren’s Disease The First Expansion Opportunity Clinically meaningful, statistically clear physician- and patient-reported outcomes Depth and durability across key domains Favorable, consistent safety profile

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